                                                                    EXHIBIT 99.1

      VIEWPOINT CORPORATION ANNOUNCES THIRD QUARTER 2004 FINANCIAL RESULTS
                    TOTAL REVENUE INCREASED 20 % SEQUENTIALLY

New York, NY - November 10, 2004 - Viewpoint Corporation (NASDAQ: VWPT), a leading provider of Internet graphics and delivery systems, today announced financial results for the third quarter and nine months ended September 30, 2004.

Viewpoint reported total revenue of $3.4 million for the third quarter 2004, an increase of 20 percent as compared to $2.8 million in the second quarter 2004 and 34 percent as compared to $2.5 million in the third quarter 2003.Gross profit was $2.6 million for the third quarter of 2004, an increase of 29 percent as compared to $2.0 million in the second quarter of 2004 and 139 percent as compared to $1.1 million for the third quarter of 2003.

Jay Amato, President and Chief Executive Officer commented, "We are pleased with our results for the third quarter, especially the company's sequential revenue growth of 20 percent. Our results reflect our strong performance in search revenue coupled with the consistent license revenue associated with sales to Samsung, General Electric, HP-Compaq and Sony, which we signed earlier in the year. During the quarter, we achieved several milestones while delivering on our commitments to operate more efficiently and reduce our operating loss by more than 47 percent from the second quarter of 2004.The Viewpoint team believes that it can continue to deliver enhanced product offerings, control operating expenses, and achieve positive EBITDA run-rate by year-end."

Operating loss for the third quarter of 2004 was $1.0 million, a decrease of 47 percent compared to a loss of $1.9 million in the second quarter 2004 and a decrease of 83 percent as compared to a loss of $6.0 million in the third quarter of 2003.Net loss for the third quarter 2004 was $1.3 million, or $(0.02) per share, compared to net income of $0.8 million, or $0.01 per share, in the second quarter 2004 and a net loss of $5.5 million, or $(0.12) per share, in the third quarter of 2003.The net income in the 2004 second quarter reflects the impact of a stock price decrease during that quarter on the company's 2003 convertible debt and warrant financing that resulted in a $3.1 million increase in net income.

For the nine months ended September 30, 2004, the Company reported revenue of $9.8 million, compared to $11.0 million for the same period in 2003.Viewpoint's operating expenses for the nine month period ending September 30, 2004 were $11.5 million, compared with $23.0 million as of September 30, 2003.The 50 percent, or $11.5 million, decrease in operating expenses was principally the result of cost reduction efforts put in place by management during 2003 and decreases in non-cash stock based compensation charges.

The Company's net loss for the nine months ended September 30, 2004 of $9.2 million, or $(0.17) per share, was based on a loss from operations of $4.0 million, which included charges of $0.3 million for non-cash stock based compensation and $0.6 million for depreciation and amortization.This compares to a net loss for the nine months ended September 30, 2003 of $18.3 million, or $(0.41) per share, based on a loss from operations of $17.1 million, which included $2.4 million of non-cash stock-based compensation charges, $1.3 million of depreciation and amortization, and a $1.9 million restructuring charge related to an office closure and headcount reductions.

Viewpoint's cash, cash equivalents, and marketable securities as of September 30, 2004 were $5.7 million. This can be compared to cash, cash equivalents, and marketable securities of $9.5 million as of December 31, 2003 and $8.5 million as of June 30, 2004.

Jay Amato, President and Chief Executive Officer continued, "During the third quarter we continued to deliver enhanced product offerings and the metrics related to the Viewpoint Toolbar continue to show positive results. Through today, more than 6 million users have installed the Toolbar and we are currently working on further enhancements of the product with Version 2.5 set for release in January 2005. 2004 has been a successful year delivering on goals we established in March, particularly in the search area. Our key initiatives have been gaining ground and we believe we will continue to achieve our goals through the successful execution of our long-term strategy."

CONFERENCE CALL

The Company will host a conference call on November 10, 2004 at 9:00 A.M. (Eastern Time) to discuss third quarter 2004 financial results.

The conference call will be available via the Internet in the Investor Relations section of

                                    - MORE -

Viewpoint's Web site at http://www.viewpoint.com, as well as through CCBN at www.companyboardroom.com. If you are not able to access the live Web cast, dial in information is as follows:

Toll-Free Telephone Number:     (800) 603-7883

International Telephone Number: (706) 643-1946

Pass code:1657040

Participants should call at least 10 minutes prior to the start of the call.

A complete replay of the conference call will be available approximately one hour after the completion of the call by dialing (800) 642-1687 through Wednesday, November 17, 2004. Callers should enter the pass code above to access the recording.

ABOUT VIEWPOINT

The Viewpoint Platform is the technology behind some of the most innovative, visual experiences on the Web and on the desktop with leading clients such as America Online, General Electric, General Motors, Hewlett Packard, IBM, Lexus, Microsoft, Samsung, Scion, Sony and Toyota. Creative Innovator - the Company's next-generation ad deployment and management system - and the Viewpoint Toolbar
- the Vision for the Future of Search - are the latest breakthrough technologies using the full power of the Viewpoint Platform.

FORWARD LOOKING STATEMENT

This press release may contain "forward-looking" statements as that term is defined in the Private Securities Litigation Reform Act of 1995 and similar expressions that reflect Viewpoint's current expectations about its future performance. These statements and expressions are subject to risks, uncertainties and other factors that could cause Viewpoint's actual performance to differ materially from those expressed in, or implied by, these statements and expressions. Such risks, uncertainties and factors include those described in the Company's filings and reports on file with the Securities and Exchange Commission as well as the lack of assurances that Viewpoint will continue to deliver enhanced product offerings, control operating expenses, achieve positive EBITDA run-rate by year end, continue to achieve its goals or successfully execute its long-term strategy.

Viewpoint and Viewpoint Toolbar are trademarks of Viewpoint Corporation. Copyright 2004 Viewpoint Corporation. All rights reserved.

                              VIEWPOINT CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                           THREE MONTHS ENDED
                                                                        SEPTEMBER 30,        JUNE 30,
                                                                   ---------------------     --------
                                                                     2004         2003         2004
Revenue:
  Licenses                                                         $    158     $    317     $    144
  Related party licenses                                                873            -          872
  Services                                                              888        1,508        1,066
  Related party services                                                497          693          686
  Search                                                                905            -            -
  Advertising systems                                                    46            -           37
                                                                   --------     --------     --------
TOTAL REVENUE                                                         3,367        2,518        2,805
                                                                   --------     --------     --------

Cost of revenue:
  Licenses                                                                -           21            3
  Services                                                              736        1,419          792
  Search                                                                 10            -            -
  Advertising systems                                                    43            -            6
                                                                   --------     --------     --------
TOTAL COST OF REVENUE                                                   789        1,440          801
                                                                   --------     --------     --------
GROSS PROFIT                                                          2,578        1,078        2,004
                                                                   --------     --------     --------

Operating expenses:
  Sales                                                                 367        1,124          432
  Marketing                                                             562          425          512
  Research and development                                              783          783          860
  General and administrative                                          1,629        3,119        1,790
  Non-cash stock-based compensation charges                               2          520           56
  Depreciation                                                          205          383          205
  Amortization of intangible assets                                      12            1            1
  Restructuring charges related to office closure                         -          674            -
                                                                   --------     --------     --------
TOTAL OPERATING EXPENSES                                              3,560        7,029        3,856
                                                                   --------     --------     --------
LOSS FROM OPERATIONS                                                   (982)      (5,951)      (1,852)
                                                                   --------     --------     --------

Other income (expense):
  Interest and other income, net                                         23            8           27
  Interest expense                                                     (231)        (257)        (236)
  Loss on early extinguishment of debt                                    -            -            -
  Loss on conversion of debt                                              -            -         (212)
  Changes in fair values of warrants to purchase common stock
   and conversion feature of convertible notes                         (162)         667        3,050
                                                                   --------     --------     --------
TOTAL OTHER INCOME (EXPENSE)                                           (370)         418        2,629
                                                                   --------     --------     --------

LOSS BEFORE PROVISION FOR INCOME TAXES                               (1,352)      (5,533)         777
Provision for income taxes                                               33           26           25
                                                                   --------     --------     --------
NET INCOME (LOSS) FROM CONTINUING OPERATIONS                         (1,385)      (5,559)         752

Adjustment to net loss on disposal of discontinued operations            90           41           20
                                                                   --------     --------     --------

NET INCOME (LOSS)                                                  $ (1,295)    $ (5,518)    $    772
                                                                   ========     ========     ========

BASIC NET LOSS PER COMMON SHARE:                                   $  (0.02)    $  (0.12)    $   0.01
DILUTED NET LOSS PER COMMON SHARE:                                 $  (0.02)    $  (0.12)    $   0.01

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING                        54,205       45,987       52,651
                                                                   ========     ========     ========
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING-ASSUMING DILUTION      54,205       45,987       56,740
                                                                   ========     ========     ========

                              VIEWPOINT CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                     NINE MONTHS ENDED
                                                                       SEPTEMBER 30,
                                                                     2004         2003
                                                                   --------     --------
Revenue:
  Licenses                                                         $    542     $  2,166
  Related party licenses                                              2,652        1,060
  Services                                                            3,477        3,705
  Related party services                                              2,097        4,086
  Search                                                                913            -
  Advertising Systems                                                    83            -
                                                                   --------     --------
TOTAL REVENUE                                                         9,764       11,017
                                                                   --------     --------

Cost of revenue:
  Licenses                                                                -           96
  Services                                                            2,283        4,967
  Search                                                                 10            -
  Advertising systems                                                    49            -
                                                                   --------     --------
TOTAL COST OF REVENUE                                                 2,342        5,063
                                                                   --------     --------
GROSS PROFIT                                                          7,422        5,954
                                                                   --------     --------

Operating expenses:
  Sales                                                               1,347        5,188
  Marketing                                                           1,558        1,970
  Research and development                                            2,507        2,429
  General and administrative                                          5,143        7,833
  Non-cash stock-based compensation charges                             284        2,388
  Depreciation                                                          629        1,305
  Amortization of intangible assets                                      16            9
  Restructuring charges related to office closure                       (17)       1,885
                                                                   --------     --------
TOTAL OPERATING EXPENSES                                             11,467       23,007
                                                                   --------     --------
LOSS FROM OPERATIONS                                                 (4,045)     (17,053)
                                                                   --------     --------

Other income (expense):
  Interest and other income, net                                         69           42
  Interest expense                                                     (717)        (743)
  Loss on early extinguishment of debt                                    -       (1,682)
  Loss on conversion of debt                                           (810)           -
  Changes in fair values of warrants to purchase common stock
   and conversion feature of convertible notes                       (3,715)       1,010
                                                                   --------     --------
TOTAL OTHER INCOME (EXPENSE)                                         (5,173)      (1,373)
                                                                   --------     --------

LOSS BEFORE PROVISION FOR INCOME TAXES                               (9,218)     (18,426)
Provision for income taxes                                               68           39
                                                                   --------     --------
NET LOSS FROM CONTINUING OPERATIONS                                  (9,286)     (18,465)

Adjustment to net loss on disposal of discontinued operations           129          157
                                                                   --------     --------

NET LOSS                                                           $ (9,157)    $(18,308)
                                                                   ========     ========

BASIC AND DILUTED NET LOSS PER COMMON SHARE-BASIC AND DILUTED      $  (0.17)    $  (0.41)
                                                                   ========     ========

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING-BASIC AND DILUTED      52,364       44,463
                                                                   ========     ========

                              VIEWPOINT CORPORATION
                           CONSOLIDATED BALANCE SHEETS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                          SEPTEMBER 30, 2004   DECEMBER 31, 2003
                                                          ------------------   -----------------
ASSETS
Current assets:
  Cash and cash equivalents                                 $        1,762       $        8,530
  Marketable securities                                              3,902                  958
  Accounts receivable, net                                           1,712                  650
  Related party accounts receivable, net                                48                  914
  Prepaid expenses and other current assets                            494                  694
                                                            --------------       --------------
TOTAL CURRENT ASSETS                                                 7,918               11,746

Restricted cash                                                        319                  388
Property and equipment, net                                          1,463                1,859
Goodwill                                                            31,276               31,276
Intangible assets, net                                                 228                  186
Other assets                                                           197                  288
                                                            --------------       --------------
TOTAL ASSETS                                                $       41,401       $       45,743
                                                            ==============       ==============
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                          $          981       $        1,177
  Accrued expenses                                                     702                1,094
  Deferred revenues                                                    515                  423
  Related party deferred revenues                                    4,818                4,952
  Accrued incentive compensation                                       545                  545
  Current liabilities related to discontinued operations               231                  231
                                                            --------------       --------------
TOTAL CURRENT LIABILITIES                                            7,792                8,422

Accrued expenses                                                       382                  400
Related party deferred revenue                                       1,027                4,706

Convertible notes                                                        -                2,837
Warrants to purchase common stock                                      821                  110
Subordinate notes                                                    2,221                1,801
                                                            --------------       --------------
TOTAL LIABILITIES                                                   12,243               18,276
Stockholders' equity
  Preferred stock                                                        -                    -
  Common stock                                                          54                   50
  Paid-in capital                                                  284,939              274,351
  Deferred compensation                                                 (6)                (275)
  Treasury stock                                                    (1,015)              (1,015)
  Accumulated other comprehensive loss                                 (78)                 (65)
  Accumulated deficit                                             (254,736)            (245,579)
                                                            --------------       --------------
Total stockholders' equity                                          29,158               27,467
                                                            --------------       --------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $       41,401       $       45,743
                                                            ==============       ==============

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